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                                                                    Exhibit 10.5

                   SECOND AMENDMENT AND MODIFICATION AGREEMENT



         SECOND AMENDMENT AND MODIFICATION AGREEMENT dated as of May 11, 1998 (this "Amendment") by and among HADCO CORPORATION, a Massachusetts corporation (the "Borrower"); the direct and indirect subsidiaries of the Borrower listed on the signature pages hereto (collectively, the "Hadco Subsidiaries"); BANKBOSTON, N.A., AS AGENT (the "Agent") and BANKBOSTON, N.A., individually and the other lending institutions (collectively, the "Banks") listed on Schedule 1 to the Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 (as amended and in effect from time to time, the "Agreement") among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Agreement shall have the respective meanings assigned to such terms in the Agreement.

         WHEREAS, the Borrower wishes to issue up to $200,000,000 of its ___% Senior Subordinated Notes due 2008 (the "Subordinated Notes");

         WHEREAS, Section 9.1(k) of the Agreement sets forth certain requirements for any issuance by the Borrower of subordinated Indebtedness;

         WHEREAS, the Borrower has requested that the Agent and the Banks amend
Section 9.1(k) of the Agreement in order to permit the issuance of the Subordinated Notes;

         WHEREAS, the Borrower has also requested that BankBoston, N.A. establish a $10,000,000 swing line facility;

         WHEREAS, in connection with the establishment of such $10,000,000 swing line facility, the Borrower has requested that the Agent and the Banks amend certain provisions of the Agreement; and

         WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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         Section 1. AMENDMENT OF Section 1.1 OF THE AGREEMENT. Section 1.1 of
the Agreement is hereby amended by:

                         (a) inserting the following new definition in the order required by alphabetical order:

                  "Applicable Swing Line Margin. For any portion of any fiscal quarter or portion thereof with respect to any Swing Line Loan, a percentage equal to the sum of (a) the Applicable Eurodollar Rate Margin which would then be applicable to Eurodollar Rate Loans plus (b) one-quarter of one percent (0.25%)."

                         (b) amending the definition of "Distribution" by deleting the text "of any subordinated indebtedness permitted by
          Section 9.1(k)," and substituting in lieu thereof the text "of the Subordinated Notes or any of them,".

                         (c) inserting the following new definitions in the order required by alphabetical order:

                  "Fixed Rate Loan. A Swing Line Loan bearing interest at the Money Market Rate for a period of time agreed to by the Borrower and the Swing Line Lender pursuant to Section 2.5(c)."

                  "Indenture. The Indenture to be entered into by the Borrower, Hadco Santa Clara, Hadco Phoenix, CCIR of Texas, CCIR of California, and State Street Bank and Trust Company, as Trustee, with respect to the Subordinated Notes, substantially in the form of the draft dated May 8, 1998 previously delivered to the Agent and each of the Banks, including such modifications thereto as have been delivered to the Agent and the Banks and as are appropriate or necessary to complete such form (including without limitation, changes to insert the specific maturity date in 2008 or thereafter and the interest rate (which rate shall not exceed 10.0% per annum)), and such other changes as are either non-substantive or as shall have been approved by the Agent on behalf of the Banks and with the consent of the Majority Banks, but otherwise excluding any amendments or modifications thereto. The Indenture is to be entered into by the parties thereto as of the closing of the issuance of the Subordinated Notes and the term "Indenture" shall refer to the Indenture as in effect on the date of such closing (assuming compliance with the requirements of the first sentence of this definition)."

                         (d) amending the definition of "Interest Payment Date" by (i) deleting the word "and" at the end of clause (i) thereof and
          (ii) deleting the period at the end thereof and substituting in lieu thereof the text "; and (iii) as to any Swing Line Loan, on the first day of the calendar month immediately following the last day of the Interest Period applicable thereto."
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                         (e) amending the definition of "Interest Period" by (i)
          deleting the first paragraph thereof in its entirety and substituting in lieu thereof the following new paragraph:

                  "Interest Period. With respect to each Loan, (i) initially the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or a Swing Line Loan Request, (A) for any Base Rate Loan, the last day of the calendar quarter; (B) for any Fixed Rate Loan, the period (not to exceed 14 days) requested by the Borrower and agreed to by the Swing Line Lender pursuant to Section 2.5(c); and
         (C) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:".

                         (ii) deleting the word "and" at the end of subSection
          (d) thereof.

                         (iii) deleting the period at the end of subsection (e) thereof and substituting in lieu thereof the text "; and".

                         (iv) inserting at the end thereof a new subsection (f) with the following text:

                                    "(f) if the Borrower fails to repay a Fixed
         Rate Loan as provided in Section 2.9, the Borrower shall be deemed to have requested a conversion of the affected Fixed Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto."

                         (f) deleting the definition of "Loans" in its entirety and substituting in lieu thereof the following new definition:

                  "Loans. Revolving credit loans (including the Swing Line Loans) made or to be made to the Borrower by the Banks or the Agent pursuant to Section 2."

                         (g) deleting the definition of "Majority Banks" in its entirety and substituting in lieu thereof the following new definition:

                  "Majority Banks. As of any date, the Banks holding at least fifty-one percent (51%) of the outstanding principal amount of the Loans on such date (provided that in the event that any Swing Line Loan is outstanding and has not been participated to the other Banks, for purposes of this definition, each Bank, including BKB, will be assumed to have fully funded its participation in such Swing Line Loan); and if no such principal is outstanding, the Banks
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         whose aggregate Commitments (which shall include participating interests in the risk relating to Swing Line Loans) constitutes at least fifty-one percent (51%) of the Total Commitment."

                         (h) inserting the following new definitions in the places required by alphabetical order:

                  "Money Market Loans. Swing Line Loans bearing interest calculated by reference to the Money Market Rate."

                  "Money Market Rate. With respect to any Swing Line Loan, the fixed rate of interest quoted by the Swing Line Lender on any date on which the Borrower requests a Swing Line Loan, which rate the Swing Line Lender is willing to charge with respect to a Swing Line Loan to be made by it."

                         (i) deleting the definition of "Notes" in its entirety and inserting in lieu thereof the following new definition:

                  "Notes.  The Revolving Credit Notes and the Swing Line Note".

                         (j) inserting the following new definitions in the places required by alphabetical order:

                  "Revolving Credit Notes.  See Section 2.4."

                  "Subordinated Notes. The Borrower's ____% Senior Subordinated Notes due 2008 , in an aggregate principal amount of up to $200,000,000, issued or to be issued under and pursuant to the Indenture, including any Exchange Notes (as defined in the Indenture) issued pursuant to the Indenture."

                  "Swing Line Lender.  BKB."

                  "Swing Line Loan Request.  See Section 2.9.1."

                  "Swing Line Loans.  See Section 2.9.1."

                  "Swing Line Note.  See Section 2.9.1."

                  "Swing Line Settlement Amount.  See Section 2.9.2."

                  "Swing Line Settling Bank.  See Section 2.9.2."

                  "Swing Line Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of every other week commencing May 22, 1998, or if such Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Swing Line Lender, on any Business Day
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         following a day on which the account officers of the Agent or the Swing
         Line Lender active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Loans (including Swing Line Loans) outstanding from the Swing Line Lender plus the Swing Line Lender's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than the Swing Line Lender's Commitment Percentage of the Total Commitment, (e) the Business Day immediately following any Business Day on which the amount of Swing
         Line Loans exceeds $10,000,000, or (f) the Business Day immediately following any day on which the Swing Line Lender gives written notice to the Agent to effect a Swing Line Settlement."

                  "Swing Line Settlement. The making or receiving of, payments in immediately available funds, by the Banks to or from the Agent for the account of the Swing Line Lender in accordance with Section 2.9 hereof to the extent necessary to cause each Bank's actual share of the outstanding amount of the Loans to be equal to such Bank's Commitment Percentage of the outstanding amount of such Loans, in any case when, prior to such action, the actual share is not so equal."

                         (j) deleting the definition of "Type" in its entirety and substituting in lieu thereof the following text:

                  "Type. As to any Loan which is not a Swing Line Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan."

         Section 2. AMENDMENT OF Section 2.1 OF THE AGREEMENT. Section 2.1 of the Agreement is hereby amended by:

                         (a) deleting the following text "(after giving effect to all amounts requested)" from the first parenthetical thereof (set forth in the seventh line thereof) and substituting in lieu thereof the following text: "(after giving effect to all amounts requested, and including any Bank's participating interest in any Swing Line Loans outstanding)"; and

                         (b) deleting the period (".") at the end of the first sentence thereof and inserting in lieu thereof the following text: "; provided further that at no time shall the sum of BKB's Commitment Percentage of the Loans outstanding (including Swing Line Loans made in its capacity as Swing Line Lender) plus BKB's Commitment Percentage of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceed BKB's Commitment."

         Section 3. AMENDMENT OF Section 2.2 OF THE AGREEMENT. Section 2.2 of the Agreement is hereby amended by inserting, immediately before the period
(".") at the end of the
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first sentence thereof the text ", with the outstanding amount of any Swing Line
Loans being excluded from such calculation".

         Section 4. AMENDMENT OF Section 2.3 OF THE AGREEMENT. Section 2.3 of the Agreement is hereby amended by deleting the first sentence thereof in its entirety.

         Section 5. AMENDMENT OF Section 2.4 OF THE AGREEMENT. Section 2.4 of the Agreement is hereby deleted in its entirety, and the following new
Section 2.4 is hereby substituted in lieu theREof:

                  "SECTION 2.4. THE REVOLVING CREDIT NOTES. The Loans (other than the Swing Line Loans) shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Loans (other than Swing Line Loans) made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan (other than a Swing Line Loan) or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate computer entry or other record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth in such computer entries or other records shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount in such computer entries or other records shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due."

         Section 6. AMENDMENT OF SECTION 2.5 OF THE AGREEMENT. Section 2.5 of the Agreement is hereby amended by:

                         (a) changing the reference to subsection "(c)" to subsection "(d)"; and

                         (b) inserting, between subsection (b) and subsection
          (d) (formerly subsection (c)) the following new subsection "(c)":

                         "(c) Each Swing Line Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to, at the Borrower's option (i) the Base Rate and (ii) the Money Market Rate plus the Applicable Swing Line Margin, which interest shall be paid on each Interest
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         Payment Date for Swing Line Loans for the account of the Swing Line
         Lender. Interest Periods for Swing Line Loans which are also Fixed Rate Loans shall be for a period of 14 days or less. The Borrower shall give the Swing Line Lender notice no later than 12:00 p.m. on the last day of the Interest Period that is a Fixed Rate Loan of its intention to repay such Swing Line Loan or to refund such Swing Line Loan with a Loan which is not a Swing Line Loan in accordance with the requirements of Section 2.9.2. In the event that the Borrower fails to give such notice, such Swing Line Loan shall, on the last day of such Interest Period, cease to be a Fixed Rate Loan."

         Section 7. AMENDMENT OF SECTION 2.7 OF THE AGREEMENT. Section 2.7 of the Agreement is hereby amended by inserting at the end thereof the following new Section 2.7.4:

                  "2.7.4. APPLICABILITY OF CONVERSION AND CONTINUATION PROVISIONS. Notwithstanding anything to the contrary herein contained, the provisions of this Section 2.7 shall not apply to Swing Line Loans."

         Section 8. ADDITION OF Section 2.9 TO THE AGREEMENT. The Agreement is hereby amended by inserting the following new Section 2.9, immediately after
Section 2.8 of the Agreement and immediately before Section 3 of the Agreement:

                  2.9. SWING LINE LOANS; SETTLEMENTS.

                           2.9.1. SWING LINE LOANS. (a) In accordance with the terms and conditions contained in this Credit Agreement (including but not limited to Section 12 hereof), the Swing Line Lender may, in its sole discretion and without conferring with the Banks, fund Loans made in accordance with the provisions of this Credit Agreement ("Swing Line Loans"); provided, however, that (i) at no time shall the sum of (A)
         the aggregate principal amount of all Swing Line Loans (after giving effect to all amounts requested and the application of the proceeds thereof) plus (B) the aggregate principal amount of all outstanding Loans which are not Swing Line Loans plus (C) the Maximum Drawing
         Amount plus all Unpaid Reimbursement Obligations exceed the Total Commitment, and (ii) at no time shall the sum of the Loans outstanding (other than Swing Line Loans) made by the Swing Line Lender in its capacity as a Bank plus the sum of the Swing Line Loans outstanding plus the Commitment Percentage of the Swing Line Lender (in its
         capacity as a Bank) of the Maximum Drawing Amount and the Unpaid Reimbursement Obligations exceed the Swing Line Lender's Commitment (as a Bank), and provided further that, notwithstanding anything to the contrary contained in Section 2.6 hereof, (x) the Borrower shall have until 12:00 p.m. (Boston time) on the proposed Drawdown Date of any Swing Line Loan to request such Swing Line Loan (a "Swing Line Loan Request") in writing, via facsimile or by telephonic notice, if thereafter promptly confirmed in writing, setting forth (A) the principal amount of the proposed Swing Line Loan and (B) the proposed Drawdown
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         Date of such Swing Line Loan, and (y) each Swing Line Loan so requested shall be in a minimum amount of $100,000.

                  (b) The Swing Line Loans shall be evidenced by a promissory note of the Borrower payable to the Swing Line Lender in substantially the form of Exhibit A-1 hereto (the "Swing Line Note"). The Borrower acknowledges and agrees that the making of such Swing Line Loans shall, in each case and except as otherwise expressly provided herein, be subject in all respects to the provisions of this Credit Agreement as if they were Loans covered by a Loan Request, including without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of Section 12 be satisfied. All actions taken by the Swing Line Lender or the Agent pursuant to the provisions of this Section 2.9 shall be conclusive and binding on the Borrower and the Banks absent the Swing Line Lender's or the Agent's gross negligence or willful misconduct. Each Bank shall remain severally and unconditionally liable to fund its pro rata share (based upon each Bank's Commitment Percentage) of such Swing Line Loans on each Swing Line Settlement Date. Prior to each Swing Line Settlement, all payments or repayments of the principal and interest on Swing Line Loans shall be credited to the account of the Swing Line Lender. The Borrower shall have the right at its election, to repay the outstanding amount of the Swing Line Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial repayment of the outstanding amount of any Swing Line Loan that is a Fixed Rate Loan may be made only on the last day of the Interest Period relating thereto. The aggregate outstanding amount of Swing Line Loans advanced by the Swing Line Lender hereunder shall not exceed $10,000,000, and there shall not be more than four (4) Swing Line Loans outstanding at any one time.

                         2.9.2. SETTLEMENTS. (a) The Banks shall effect Swing Line Settlements on each Swing Line Settlement Date. One (1) Business Day prior to each such Swing Line Settlement Date, the Agent or the Swing Line Lender shall give telephonic or facsimile notice to the Banks of (i) the respective outstanding amount of Loans made by each Bank as at the close of business on the prior day, (ii) the amount that any Bank, as applicable (the "Swing Line Settling Bank"), shall pay to effect a Swing Line Settlement (the "Swing Line Settlement Amount") and (iii) the portion (if any) of the aggregate Swing Line Settlement Amount to be paid to each Bank. A statement of the Agent or the Swing Line Lender submitted to the Banks with respect to any amounts owing hereunder shall be prima facie evidence of the amount due and owing. Each Swing Line Settling Bank shall, not later than 1:00 p.m. (Boston time) on each Swing Line Settlement Date, effect a wire transfer of immediately available funds to the Agent at the Agent's Head Office in the amount of such Bank's Swing Line Settlement Amount. The Agent shall, as promptly as practicable during normal business hours on each Swing Line Settlement Date, effect a
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         wire transfer of immediately available funds to the Swing Line Lender of the Swing Line Settlement Amount to be paid to the Swing Line
         Lender.

                  (b) All funds advanced by any Bank as a Swing Line Settling Bank pursuant to this Section 2.9.2 shall for all purposes be treated as a Loan made by such Swing Line Settling Bank to the Borrower, and all funds received by any Bank pursuant to this Section 2.9.2 shall for all purposes be treated as repayment of amounts owed by the Borrower with respect to Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings, in which the Borrower is a debtor prevent a Settling Bank from making a Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Loans, either by way of purchase of participations, distributions, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Loans (including the Swing Line Loans) being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Loans. Whenever, at any time after the Swing Line Lender has received from any Bank such Bank's participating interest in a Swing Line Loan pursuant to the terms hereof, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Bank will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it in like funds as such payment is required to be returned by the Swing Line Lender.

                         2.9.3. FUNDING PROCEDURES. (a) The Agent may (unless notified to the contrary by any Swing Line Settling Bank by 12:00 noon (Boston time) one (1) Business Day prior to the Settlement Date) assume that each Swing Line Settling Bank has made available (or will make available by the time specified in Section 2.9.2 to the Agent its Swing Line Settlement Amount, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the Swing Line Lender the aggregate Swing Line Settlement Amount. If the Swing Line Settlement Amount of such Swing Line Settling Bank is made available to the Agent by such Swing Line Settling Bank on a date after such Swing Line Settlement Date, such Swing Line Settling Bank shall pay the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average annual interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period times (ii) the Swing Line Settlement Amount times (iii) a fraction, the numerator of which is the number of days that elapse from and including such
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         Swing Line Settlement Date to but not including the date on which the
         Swing Line Settlement Amount shall become immediately available to the Agent, and the denominator of which is 360, as the case may be. Upon payment of such amount, the Swing Line Settling Bank shall be deemed to have delivered its Swing Line Settlement Amount on the Swing Line Settlement Date and shall become entitled to interest payable by the Borrower with respect to such Bank's Swing Line Settlement Amount as if such share were delivered on the Swing Line Settlement Date. If the Swing Line Settlement Amount is not in fact made available to the Agent by the Swing Line Settling Bank within three (3) Business Days of such Swing Line Settlement Date, the Agent shall be entitled to recover such amount from the Borrower, with interest thereon at the Base Rate, provided that any such payment by the Borrower hereunder shall be without prejudice to any rights that the Borrower may have against the Swing Line Settling Bank which did not fund its required portion of the applicable Swing Line Loan. In the event that any Swing Line Settling Bank fails to make such Swing Line Settlement available to the Agent within one (1) Business Day following the Swing Line Settlement Date, the Agent will endeavor to provide to the Borrower notice of such failure, provided, a failure by the Agent to so provide such notice shall not affect the Agent's rights under this Section 2.9.3.

                  (b) After any Swing Line Settlement Date, any payment by the Borrower of Swing Line Loans hereunder shall be allocated among the Banks, in amounts determined so as to provide that after such application and the related Swing Line Settlement, the outstanding amount of Loans of each Bank equals, as nearly as practicable, such Bank's Commitment Percentage of the aggregate amount of Loans. The Swing Line Lender will notify the Agent promptly following each advance of a Swing Line Loan or any repayment with respect thereto. The failure or refusal of any Settling Bank to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (i) relieve any other Settling Bank from its several obligations hereunder to make available to the Agent the amount of such other Settling Bank's Settlement Amount or (ii) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Bank. Each Bank severally agrees that its obligation to make available to the Swing Line Lender its refunding or participation amounts as described above shall (except to the extent expressly set forth in this Section 2.9) be absolute and unconditional and shall not be affected by any circumstance, including (v) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (w) the occurrence or continuance of any Default or Event of Default, the termination of the Commitments or any other condition precedent whatsoever, (x) any adverse change in the condition (financial or otherwise) of the Borrower or
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         any of its Subsidiaries or any other Person, (y) any breach of any of the Loan Documents by the Borrower or any of its Subsidiaries or any other Bank, or (z) any other circumstance, happening or event, whether or not similar to any of the foregoing."

         Section 9. AMENDMENT OF Section 3.1 OF THE AGREEMENT. Section 3.1 of the Agreement is hereby amended by adding a new sentence at the end thereof with the following text: "Without limiting the foregoing, the Borrower promises to pay to the Agent for the account of the Swing Line Lender, and there shall become absolutely due and payable, the outstanding principal amount of each Swing Line Loan made to the Borrower on the earlier of the Swing Line Settlement Date with respect thereto and the Revolving Credit Loan Maturity Date."

         Section 10. AMENDMENT OF Section 3.2 OF THE AGREEMENT. Section 3.2 of the Agreement is hereby deleted in its entirety, and the following new Section
3.2 is hereby inserted in lieu theREOF:

         "3.2. MANDATORY REPAYMENTS OF LOANS. If at any time the sum of the outstanding amount of the Loans (including Swing Line Loans), the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the
Total Commitment, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks and, if applicable, the Swing Line Lender. Any amounts repaid in accordance with the immediately preceding sentence shall be applied: first, to the Swing Line Loans; second, to any Unpaid Reimbursement Obligations; third, to the Loans which are not Swing Line Loans; and fourth, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by Section 4.2(b) and
(c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Loans shall be allocated among the Banks, or, as the case may be, the Swing Line Lender, in proportion, as nearly as practicable, to each Reimbursement Obligation or, as the case may be, the respective unpaid principal amount of each Bank's Revolving Credit Note or, as the case may be, the Swing Line Lender's Swing Line Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion."

         Section 11. AMENDMENT OF Section 3.3 OF THE AGREEMENT. Section 3.3 of the Agreement is hereby deleted in its entirety, and the following new Section
3.3 is hereby substituted in lieu theREof:

                  "3.3. OPTIONAL REPAYMENT OF LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of the Loans which are not Swing Line Loans and Swing Line Loans which are not Fixed Rate Loans as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least one (1)

Business Day prior written notice of any proposed prepayment pursuant to this
Section 3.3 of Base Rate Loans and of Swing Line Loans which are not Fixed Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this Section 3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Loans and the principal amount to be prepaid. Each such partial prepayment of the Loans (other than Swing Line Loans) shall be in an integral multiple of $5,000,000 and of Swing Line Loans which are not Fixed Rate Loans shall be in an integral multiple of $100,000 and shall be applied, in the absence of instruction by the Borrower and in the case of Loans which are not Swing Line Loans, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Accrued interest on the principal prepaid in connection with each such partial prepayment shall be due and payable on the next Interest Payment Date, but accrued interest on the principal paid in connection with any full prepayment at a time when the Total Commitment is terminated shall be paid on the date of prepayment. Each prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion."

         Section 12. AMENDMENT OF Section 5.9 OF THE AGREEMENT. Section 5.9 of the Agreement is hereby deleted in its entirety and the following new Section
5.9 is hereby substituted in lieu theREof:

                  "5.9. Indemnity. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans or Fixed Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans or Fixed Rate Loans, (ii) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, Swing Line Loan Request or a Conversion Request relating thereto in accordance with Section 2.6, Section 2.7 or Section 2.9.1 or
(iii) the making of any payment of a Eurodollar Rate Loan or a Fixed Rate Loan or the making of any conversion of any such Loan which is not a Swing Line Loan or any such Fixed Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans."

         Section 13. AMENDMENT OF Section 7.20 OF THE AGREEMENT. The Agreement is hereby amended by inserting, immediately after Section 7.19 thereof and immediately before Section 8 thereof, the following new Section 7.20, with the following text:

         "7.20. YEAR 2000 PROBLEM. The Borrower and its Subsidiaries have reviewed or are reviewing the areas within their businesses and operations which could be adversely affected by, and have developed or are developing, a program to address on a timely basis the "Year 2000 Problem" (i.e., the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly data-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries."

         Section 14. AMENDMENT OF Section 9.1 OF THE AGREEMENT. Section 9.1 of the Agreement is hereby amended by deleting subsection (k) thereof in its entirety and substituting in lieu thereof the following new subsection (k):

         "(k) the Subordinated Notes and guaranties issued by the Guarantors of the Borrower's obligations thereunder;".

         Section 15. AMENDMENT OF Section 9.3 OF THE AGREEMENT. Section 9.3 of the Agreement is hereby amended by deleting subsection (f) thereof in its entirety and substituting in lieu thereof the following new subsection (f):

         "(f) Investments consisting of (i)(A) the Guaranties or (B) guaranties issued by the Guarantors of the Borrower's obligations under the Subordinated Notes and (ii) Investments by the Borrower in (A) any of the Guarantors, (B) Hadco FSC in an aggregate amount not to exceed $2,000,000 or (C) New Zycon or New Continental in an aggregate amount not to exceed $50,000;".

         Section 16. AMENDMENT OF Section 9.9 OF THE AGREEMENT. Section 9.9 of the Agreement is hereby amended by adding the following text at the end thereof:

                     "The Borrower will not, and will not permit the other parties thereto to, amend, modify or supplement the Subordinated Notes or the Indenture in any way, unless in each case the form of any proposed amendment, modification, supplement or supplemental indenture shall have first been approved in writing by the Agent and the Majority Banks, and, in the absence of such approval, in addition to and without limitation of such other rights as the Agent and the Banks may have hereunder, no such amendment, modification, supplement or supplemental indenture shall be effective to modify the rights or interests of the Agent or any of the Banks as holders of "Senior Indebtedness" or "Designated Senior Indebtedness" under the Indenture. Without limiting the foregoing, the Borrower will not, and will not permit the other parties thereto, to amend in any respect Section 10 of the Indenture."

         Section 17. ADDITION OF Section 9.11 TO THE AGREEMENT. The Agreement is hereby amended by inserting the following new Section 9.11, immediately after
Section 9.10 and immediately before Section 10 of the Agreement:

                    "9.11. SUBORDINATED NOTES; DESIGNATION OF INDEBTEDNESS UNDER INDENTURE. The Borrower will not, and will not permit any of its Subsidiaries to, prepay, redeem, defease or repurchase any of the Subordinated Notes, whether following the occurrence of a Change of Control (as defined in the Indenture) or otherwise. The Borrower will not permit any of its Subsidiaries other than Subsidiaries which are also Guarantors (and have duly executed and delivered to the Agent a Guaranty in the form of Exhibit E, together with such evidence of corporate or organizational authority and legal opinions as the Agent shall have requested) to guaranty or otherwise become liable for any of the Borrower's obligations under or in respect of the Subordinated Notes. The Borrower will not designate, declare or identify any Indebtedness (other than the Obligations) as "Senior Indebtedness" or "Designated Senior Indebtedness" under the Indenture, unless the amount, terms and designation of such Senior Indebtedness or, as the case may be, Designated Senior Indebtedness, shall first have been approved by the Agent and the Majority Banks in writing. Without limiting the foregoing, the Borrower, the Agent and the Banks hereby designate the Obligations as "Designated Senior Indebtedness" under and pursuant to the Indenture."

         Section 18. AMENDMENT OF Section 10.1 OF THE AGREEMENT. Section 10.1 of the Agreement is hereby amended by inserting the following text at the end thereof: "The calculation of such ratio shall include, on a pro forma basis and if and to the extent approved by the Majority Banks (which approval shall require, inter alia, the Agent's and the Banks' receipt of audited financial statements for any Target acquired in accordance with Section 9.5.2(b), together with an unqualified audited opinion letter from Arthur Andersen LLP or another nationally recognized accounting firm satisfactory to the Agent and the Majority Banks, or which financial statements or opinion letter shall otherwise be satisfactory to the Agent and the Majority Banks), EBITDA for such period of any Target acquired in compliance with Section 9.5.2(b), regardless of whether such acquisition is by way of stock purchase, asset purchase or pooling of interests."

         Section 19. AMENDMENT OF Section 10.4 OF THE AGREEMENT. Section 10.4 of the Agreement is hereby amended by deleting the period (".") at the end thereof and substituting in lieu thereof the following text: ", regardless of whether such acquisition is by way of stock purchase, asset purchase or pooling of interests."

         Section 20. AMENDMENT OF Section 13.1 OF THE AGREEMENT. Section 13.1 is hereby amended by:

                     (a) deleting the word "or" at the end of subsection (o) thereof.

                      (b) inserting, at the end of subsection (p) thereof the text "or any "Change of Control", as defined in the Indenture, shall occur".

                      (c) inserting a new subsection (q), immediately after subsection (p) thereof and immediately before the final unindented paragraph thereof, with the following text:

                      (q) the holders of all or any part of the Subordinated Notes shall accelerate the maturity of all or any part of the Subordinated Notes, or any or all of the Subordinated Notes shall be prepaid, redeemed, defeased or repurchased in whole or in part;"

                      (d) deleting the references to "Sections 13.1(g) or 13.1(h)" in the final sentence of Section 13.1 and substituting in lieu thereof the text "Sections 13.1(g), 13.1(h) or 13.1(q)".

         Section 21. AMENDMENT OF Section 13.2 OF THE AGREEMENT. Section 13.2 of the Agreement is hereby amended by deleting the text "Sections 13.1(g) or 13.1(h)" in the second line thereof and substituting in lieu thereof the text "Sections 13.1(g), 13.1(h) or 13.1(q)".

         Section 22. AMENDMENT OF Section 15.1(A) OF THE AGREEMENT. Section 15.1(a) of the Agreement is hereby amended by inserting the phrase "(including the approval by the Agent of the final form of the Indenture as contemplated by the definition of the term "Indenture") following the words "reasonably incident thereto" in line 4 thereof.

         Section 23. AMENDMENT OF SECTION 19.1 OF THE AGREEMENT. Section 19.1 of the Agreement is hereby amended by inserting in clause (i) thereof, immediately after the text "(i) each of the Agent" and immediately before the text "and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower ...", the text ", the Swing Line Lender,".

         Section 24. AMENDMENT OF AMENDMENT OF Section 26 OF THE AGREEMENT.
Section 26 of the Agreement is hereby amended by inserting, immediately after the text "the definition of Majority Banks and the terms of this Section 26 may not be amended and no collateral or guaranty may be released without the written consent of all of the Banks;", and immediately before the text "and the amount of the Agent's Fee or any Letter of Credit Fees payable for the Agent's account and Section 15 may not be amended without the written consent of the Agent.", the following text: "the definitions of Applicable Swing Line Margin, Swing Line Loans, Swing Line Note, Swing Line Settlement Amount, Swing Line Settling Bank, Swing Line Settlement Date and Swing Line Settlement and the terms of Section 2.5(c) and Section 2.9 may not be amended without the written consent of the Swing Line Lender;".

         Section 25. ADDITION OF EXHIBIT A-1. The Agreement is hereby amended by including as an additional Exhibit thereto, a new Exhibit A-1 in the form attached hereto.

         Section 26. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of May 11, 1998 (the "Effective Date"), upon the Agent's receipt of the following, each in form and substance satisfactory to the Agent:

                      (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of (i) this Amendment, duly executed by each of the Company, the Hadco Subsidiaries, the Agent and the Banks, and (ii) a Swing Line Note in the form of Exhibit A-1 hereto, duly executed by the Company;

                      (b) payment to the Agent in cash, for the account of each Bank, a work fee of $5,000 ($75,000 in aggregate);

                      (c) a duly executed Secretary's certificate of the Secretary or Assistant Secretary of the Borrower certifying (and where applicable, attaching copies of) the Borrower's (i) Articles of Organization; (ii) By-laws; (iii) resolutions of its Board of Directors authorizing the transactions contemplated hereby;

                      (d) copies, duly certified by the Secretary of the Borrower, as to the final form of the Indenture and the Subordinated Notes, each of which final forms shall respectively comply with the definitions of Indenture and Subordinated Notes contained in the Agreement, as amended by this Amendment; and

                      (e) such other documents, agreements and items as the Agent may require, including, without limitation, execution and delivery, together with performance of the agreements and delivery of the items specified therein, of a fee letter satisfactory in form and substance to the Agent, duly executed by the Agent and the Borrower.

         Section 27. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. Each of the Company and the Hadco Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

                      (a) Each of the representations and warranties of the Company and the Hadco Subsidiaries contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this

         Amendment or would occur after giving effect to the transactions contemplated by this Amendment; and

                  (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Hadco Subsidiaries, and shall be in full force and effect upon the satisfaction of the conditions set forth in Section 26 hereof, and the agreements of the Company and each of the Hadco Subsidiaries contained herein, in the Agreement as herein amended, or in the other Loan Documents respectively, constitute the legal, valid and binding obligations of the Company and each of the Hadco Subsidiaries party hereto or thereto, enforceable against the Company or such Hadco Subsidiary, in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         Section 28. RATIFICATION, ETC. Except as expressly amended hereby, the Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Agreement or such other Loan Documents or in any related agreement or instrument to the Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Agreement.

         Section 29. NO IMPLIED WAIVER, ETC. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Company or any of the Hadco Subsidiaries or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

         Section 30. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 31. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                   HADCO CORPORATION



                                   By:
                                      ----------------------------------------
                                       Name:
                                       Title:

                                   BANKBOSTON, N.A., individually and as Agent



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:  Vice President


                                   ABN AMRO BANK N.V.



                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF TOKYO - MITSUBISHI
                                   TRUST COMPANY



                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO



                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   KEYBANK NATIONAL ASSOCIATION.



                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION

                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE FUJI BANK, LIMITED


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   SUNTRUST BANK, ATLANTA


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   CORESTATES BANK, N.A.


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   STATE STREET BANK AND TRUST
                                   COMPANY


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   MELLON BANK, N.A.


                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   THE SANWA BANK, LIMITED

                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

                                   USTRUST

                                   By:
                                       ----------------------------------------
                                      Name:
                                      Title:

The undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty to which it is a party will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.


                                   HADCO SANTA CLARA, INC.


                                   By:
                                       ----------------------------------------
                                       Title:


                                   HADCO PHOENIX, INC.

                                   By:
                                       ----------------------------------------
                                       Title:


                                   CCIR OF CALIFORNIA, CORP.

                                   By:
                                       ----------------------------------------
                                       Title:


                                   CCIR OF TEXAS, CORP.

                                   By:
                                       ----------------------------------------
                                       Title:

                                   EXHIBIT A-1

                                 SWING LINE NOTE

$10,000,000                                                  as of May 11, 1998


         FOR VALUE RECEIVED, the undersigned HADCO CORPORATION, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of BANKBOSTON, N.A., a national banking association (the "Bank") at the Agent's Head Office (as defined in the Credit Agreement referred to below):

                  (a) on the Revolving Credit Loan Maturity Date, the principal amount of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of Swing Line Loans advanced by the Bank to the Borrower pursuant to the Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Bank, BankBoston, N.A., as Agent, and other parties thereto;

                  (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                  (c) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the Revolving Credit Maturity Date hereof at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Swing Line Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Swing Line Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Swing Line Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Swing Line Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Swing Line Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                          HADCO CORPORATION


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:



                                              AMOUNT OF             BALANCE OF
                         AMOUNT             PRINCIPAL PAID           PRINCIPAL             NOTATION
      DATE               OF LOAN              OR PREPAID              UNPAID               MADE BY:
------------------   -----------------    -------------------    -----------------    ----------------

